- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                           CHEMI-TROL CHEMICAL CO.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           CHEMI-TROL CHEMICAL CO.
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):
/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                             CHEMI-TROL CHEMICAL CO.

                      2776 C.R. 69 - GIBSONBURG, OHIO 43441

 ------------------------------------------------------------------------------

                  NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

- ------------------------------------------------------------------------------


To All Shareholders:

         The Annual Meeting of Shareholders of Chemi-Trol Chemical Co. will be held on Thursday, July 20, 1995 at 10:00 a.m. at Ole Zim's Restaurant, located at 1375 North State Route 590, east of the Corporate offices, Gibsonburg, Ohio, 43431, for the following purposes:

         1.       Election of three Directors for a term of three years.

         2. Appointment of the firm of Ernst & Young as independent auditors to audit the accounts of the company for the year ended December 31, 1995.

         3. To transact any other business that may properly come before the meeting.

         Lunch will be served immediately following the meeting.

                                            For the Board of Directors

                                            Arthur F. Doust
                                            Chairman and Chief Executive Officer

June 15, 1995

          PLEASE SIGN THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE
                ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU
                      EXPECT TO ATTEND THE ANNUAL MEETING.

                             CHEMI-TROL CHEMICAL CO.

                      2776 C.R. 69, GIBSONBURG, OHIO 43431

                                  June 15, 1995

                                 PROXY STATEMENT

GENERAL MATTERS

                The accompanying proxy is solicited by the Board of Directors of Chemi-Trol Chemical Co. (the "Company") for the annual Meeting of Shareholders of the Company to be held at Ole Zim's Restaurant, located at 1375 North State Route 590, east of the corporate offices, Gibsonburg, Ohio 43431 on Thursday, July 20, 1995 at 10:00 A.M. This proxy statement and the enclosed form of proxy were first mailed, sent or given to shareholders on or about June 15, 1995.

                The cost of solicitation of proxies will be borne by the Company. Solicitation other than by mail may be made by officers or by regular employees of the Company for no additional compensation. In addition to using the mails and officers and employees of the Company to solicit proxies, Morrow & Co. has been retained at a cost of $2,500 plus expenses to aid in the solicitation of proxies. Proxies may be solicited personally, by telephone, by telegram or other electronic means.

                Only shareholders of record at the close of business on June 15, 1995, will be entitled to notice of and to vote at the meeting and at all adjournments thereof. At the close of business on June 15 the Company had outstanding 2,004,930 common shares, each share entitled to one vote.

                Abstentions will be deemed to be present for the purpose of determining a quorum for the meeting, but will be deemed not voting on issues or matters as to which the abstention is applicable. Shares held by brokers which are not voted will not be counted for any purposes.

                The persons named in the proxy will vote all shares in accordance with the instructions given by the shareholders in their respective proxies returned duly executed and received by the Company on or prior to 10:00 A.M. on July 20, 1995. Any shareholder giving a proxy has the right to revoke it any time before it is voted by giving notice to the Company in writing or in an open meeting.

PRINCIPAL HOLDERS OF VOTING SECURITIES

                Set forth below is certain information concerning persons who are known by the Company to own beneficially more than 5% of any class of the Company's voting shares on March 15, 1995.


                                                              AMOUNT AND
                                                              NATURE OF
TITLE OF                   NAME AND ADDRESS                   BENEFICIAL                PERCENT
 CLASS                     OF BENEFICIAL OWNER                OWNERSHIP(1)              OF CLASS
- --------                   -------------------                ------------              --------
Common Shares              Dominion Capital, Inc.             326,351(2)                16.28%
                           701 E. Byrd Street
                           Richmond, VA  23219

Common Shares              Arthur F. Doust                    252,072(3)                12.57%
                           2690 CR 69
                           Gibsonburg, OH  43431

Common Shares              Legg Mason Special                 145,200(4)                 7.24%


(1) All shares are held of record with sole voting and investment power unless otherwise indicated.

(2) Based upon most recent Schedule 13D filing, as adjusted for 10% stock dividend in March of 1995.

(3)      Includes (a) 157,014 shares held in trust by Arthur F. Doust and Anna
         K. Doust, Co-Trustees, of which 78,507 shares are held for their own benefit; (b) 44,397 shares owned by Anna K. Doust, wife of Arthur F. Doust; and (c) 12,743 shares owned by the children of Arthur F. Doust.

(4) Based upon most recent Schedule 13G filing adjusted for the 10% stock dividend in March of 1995.

ELECTION OF DIRECTORS

                It is the intention of the persons holding the proxies solicited hereby to vote (in the absence of contrary specifications) for the election of Fred J. Roynon, John P. Simcox and Robert F. Veh for a three-year term. However, if the election of directors is by cumulative voting, the persons appointed by the accompanying proxy intend to cumulate the votes represented by proxies they receive and distribute such votes in accordance with their best judgment.

                Under the General Corporation Law of Ohio, if notice in writing is given by any shareholder to the President or any Vice President or the Secretary of the Company, not less than forty-eight hours before the time fixed for holding the meeting, that the shareholder desires that the voting for election of directors shall be cumulative, and an announcement of the giving of such notice is made upon the convening of the meeting, each shareholder will have cumulative voting rights. No shareholder vote is necessary to provide for such cumulative voting rights. Cumulative voting means that each shareholder is entitled to that number of votes equal to the number of shares that he owns multiplied by the number of directors to be elected. Each shareholder may cast all of his votes for a single nominee or may distribute his votes among as many nominees as he sees fit.

         The three nominees receiving the largest number of votes for the director positions to be filled will be elected to those positions.

         Set forth below is certain information relating to Fred J. Roynon, John
P. Simcox and Robert F. Veh, the Company's nominees for election as Directors, and the Directors of the Company whose terms of office will continue after the meeting.


                                              PRINCIPAL OCCUPATION OR
                                           POSITION DURING THE PAST FIVE
                                           YEARS, DIRECTORSHIPS OF OTHER          DIRECTOR
                                             PUBLICLY OWNED COMPANIES,          CONTINUOUSLY
NAME                       AGE                    PROPOSED TERMS                   SINCE         COMMITTEES
- ----                       ---              ----------------------------        ------------     ----------
                              COMPANY'S NOMINEES FOR TERM OF OFFICE EXPIRING IN 1998

Fred J. Roynon             62       Retired (1991) bank executive with             1993          Audit
                                    twenty-four years' experience in community
                                    bank management, including Chairman,
                                    President and CEO of Society Bank Northwest
                                    Ohio (1980-1985)

John P. Simcox             45       Vice President (1991 to date) and General      1990
                                    Manager of the Tank Division (1990 to
                                    date), Director of Sales of the Company
                                    (1987 to 1989)

Robert F. Veh              65       Retired President of Veh & Son, Inc.,          1975          Executive,
                                    which operated a retail furniture store                      Governance,
                                    and funeral home located in Gibsonburg,                      Compensation
                                    Ohio, Director of Fifth Third Bank of
                                    Northwestern Ohio National Association.


                                       DIRECTORS WHOSE TERMS EXPIRE IN 1996

Arthur F. Doust            72       Chairman of the Board (1985 to date).          1952          Executive,
                                    Chief Executive Officer (1987 to date)                       Governance,
                                    and President (1969 to 1988) of the Company                  Compensation

Kevin D. Lauck             44       Secretary and Controller (1988 to date)        1990
                                    of the Company

W. Burton Lloyd            56       President of Advanced Insulation               1986          Governance,
                                    Concepts, Inc., formerly American                            Compensation
                                    Isowall Corporation, located in Florence,
                                    Kentucky, which manufactures various
                                    panels for use in the construction of cold
                                    storage units.

                                       DIRECTORS WHOSE TERMS EXPIRE IN 1997

Richard J. Dudley          64       Retired in 1987 as Chairman of the Board,      1993          Audit
                                    President and CEO of S.E. Hyman Co., a
                                    manufacturing company located in Fremont,
                                    Ohio, and served as Assistant to the
                                    President of Terra Technical College,
                                    Fremont, Ohio (1987-1990)


                                       DIRECTORS WHOSE TERMS EXPIRE IN 1997

Robert H. Moyer            66       President of the Mosser Group, located         1992          Audit
                                    located in Fremont, Ohio, a holding
                                    company of:  Mosser Construction, Inc. of
                                    which he is Chairman; Contractors
                                    Equipment, Inc.; WMOG Investment, Inc.;
                                    and Telamon Construction, Inc.; Director of
                                    Croghan Bancshares, Inc., the publicly
                                    owned holding company of Croghan
                                    Colonial Bank.

Robert W. Woolf            53       President (1988 to date) and Vice              1987          Executive
                                    President (1985 to 1988) of the Company                      Compensation



         The Executive Committee acts on behalf of the Board between meetings of the Board and has the complete authority of the Board, other than the authority to fill vacancies among directors or on any committee of directors.The Executive Committee did not meet in 1994.

         The Compensation Committee is responsible for approving, recommending, or reviewing management proposals concerning the compensation and benefits of the employees of the Company. The Compensation Committee held one meeting in 1994.

         The Audit Committee engages in the functions usual to an audit committee of a publicly-held corporation, including recommendations as to the engagement of independent accountants; review with the independent accountants of the proposed scope of and plans for annual audits and review of audit results; review of the adequacy of internal financial controls and internal audit functions; and review of any problems identified by either the internal or external audit functions. The Audit Committee held two meetings in 1994.

         The Governance Committee is responsible for reviewing and making recommendations to the Board of Directors with respect to corporate governance issues, mechanisms and procedures affecting the Company and for undertaking such other duties as are delegated to it from time to time by the Executive Committee or the Board of Directors of the Company. The Governance Committee did not meet in 1994.

         The Company has no standing nominating committee or committee performing a similar function.

         During the year ended December 31, 1994 there were four regular meetings and one special meeting of the Board of Directors. Each director attended at least 75% of the aggregate of the total number of meetings of the Board and the committees on which he served.

SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth information as to the beneficial ownership of the Common Shares of the Company, as of March 15, 1995, by each Director of the Company and by all directors and officers of the Company as a group:


                                             AMOUNT AND
                                             NATURE OF
                                             BENEFICIAL
               BENEFICIAL OWNER              OWNERSHIP(1)                   PERCENT
               ----------------              ------------                   -------
               Arthur F. Doust               252,072(2)                      12.57%
               Robert W. Woolf                 3,531                           .18%
               John P. Simcox                  1,416                           .07%
               Kevin D. Lauck                  2,252                           .11%
               Robert F. Veh                  20,305(3)                       1.01%
               W. Burton Lloyd                61,463(4)                       3.07%
               Robert H. Moyer                 1,452                           .07%
               Fred J. Roynon                    145                           .01%
               Richard J. Dudley                 242                           .01%

               All directors and             350,719                         17.49%
               officers as a group
               (13 persons)

- -------------------

(1) All shares are held of record with sole voting and investment power unless otherwise indicated.

(2) Includes (a) 157,014 shares held in trust by Arthur F. Doust and Anna K. Doust, Co-Trustees, of which 78,507 shares are held for their own benefit; (b) 44,397 shares owned by Anna K. Doust, wife of Arthur F. Doust; and (c) 12,743 shares owned by the children of Arthur F. Doust.

(3)    Includes 1,016 shares owned by Wanda Veh, wife of Robert F. Veh.

(4)    Includes 58,269 shares owned by Roselyn Lloyd, wife of W. Burton Lloyd.

         The Company believes that all Directors and Officers have timely filed all reports required by Section 16(a) of the Act.

EXECUTIVE OFFICERS OF THE COMPANY

         The following information is furnished with respect to each executive officer and certain significant employees:


                                                                        OFFICES AND POSITIONS
           NAME                      AGE                                HELD WITH THE COMPANY
           ----                      ---                                ---------------------
Arthur F. Doust                      72                    Chairman of the Board (1985 to date), Chief Executive
                                                           Officer (1987 to date), President (1969 to 1988) and
                                                           Director (1952 to date)

Robert W. Woolf                      53                    President (1988 to date), Vice President (1985 to 1988)
                                                           and Director (1987 to date)

John P. Simcox                       45                    Vice President of the Company (1991 to date), General
                                                           Manager of the Tank Division (1990 to date), Director
                                                           of Sales of the Company (1987 to 1989) and Director
                                                           (1990 to date)


                                                           OFFICES AND POSITIONS
         NAME                       AGE                    HELD WITH THE COMPANY
         ----                       ---                    ---------------------
Gerald J. Porczak                   60                     Treasurer (1993 to date), General Manager of the Lease
                                                           and Finance Division (1978 to date) and as Corporate
                                                           Credit Manager (1966 to date)

Kevin D. Lauck                      44                     Secretary and Controller (1988 to date) and Director
                                                           (1990 to date)

James C. Herl                       48                     General Manager of Chemical Group (1995 to date) and
                                                           as Engineer in the Chemical Group, with primary
                                                           responsibility in the Pavement Marking Division (1974
                                                           to 1995).

James R. LaBenne                    49                     General manager of Cal-Van Tools Division (1988 to
                                                           date) and Assistant General Manager of the Cal-Van
                                                           Tools Division (1987 to 1988)

Jon M. Cravens                      42                     General Manager of the Cory Orchard & Turf Division
                                                           (1988 to date) and Assistant General Manager of Cory
                                                           Orchard & Turf (1985 to 1988)

EXECUTIVE COMPENSATION

Summary Information

         The following table summarizes the total compensation for each of the last three years of (i) the Company's Chief Executive Officer and (ii) any of its other four most highly compensated executive officers who received salary and bonus in excess of $100,000.


                                            Summary Compensation Table

                                                Annual Compensation
                                            --------------------------
Name and                                                                        Other
Principal                                                                      Annual               All Other
Position                     Year        Salary $         Bonus $          Compensation $        Compensation $
- --------                     ----        --------         -------          --------------        --------------
Arthur F. Doust               1994        40,379          24,000              3,000(a)             3,863(b)
Chairman and                  1993        40,225          12,000              3,000(a)             2,611(b)
CEO                           1992        40,533          12,000              2,750(a)             3,415(b)

Robert W. Woolf               1994        87,899          25,500              3,000(a)             6,804(b)
President and                 1993        83,573          15,000              3,000(a)             4,929(b)
COO                           1992        80,686          15,000              2,750(a)             6,219(b)

(a)     Director Fees paid for service on Board of Directors.

(b) Company's profit sharing plan contribution to Mr. Doust's account and Mr. Woolf's account.

         The Company has not awarded any restricted stock, granted any options/SARs, or made any payouts under long-term incentive plans.

         During the year ended December 31, 1993, each Director of the Company was compensated for services as a Director by the total payment of $3,000 for the four regularly scheduled meetings. After December 21, 1993, outside or independent Directors are compensated $400 for attending special meetings that are scheduled on days other than the regular quarterly meetings.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee consists of Arthur F. Doust and Robert W. Woolf, each of whom is an executive officer of the Company, and Robert F. Veh and W. Burton Lloyd, independent directors.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         This report sets forth the compensation policies of the Compensation Committee applicable to the Company's executive officers and the relationship of corporate performance to executive compensation.

         The Company's compensation package for its executive officers consists of base salary, annual performance-based bonus and participation in the Company's Profit Sharing Plan. These particular elements are further explained below. Compensation of the Chief Executive Officer and other executive officers are determined based upon the subjective analysis of the Board of Directors. There is no direct relationship between Company performance and either of the primary components of executive compensation.

         Base salaries are determined primarily on the basis of salaries being paid in the competitive marketplace, Company-wide performance and each executive officer's responsibilities, individual performance, knowledge, ability, time in position and prior experience. Salaries are adjusted annually as determined by individual performance, the competitive marketplace, Company-wide performance and changes in the cost of living. In general, base salaries are set at levels believed by the Committee to be sufficient to attract and retain qualified individuals when considered with the other components of the Company's compensation structure.

         Annual performance-based bonuses are determined at year end by the Committee for the Chief Executive Officer and each executive officer, with the amount for each depending upon individual accomplishments and the overall performance of the Company, as weighted and applied on an individual basis by the Compensation Committee. Performance bonuses for executive officers have historically not exceeded 30% of base compensation.

         The Company's Profit Sharing Plan is qualified under Section 401(a) of the Internal Revenue Code and is for the benefit of all employees who complete a specified number of hours of service to the Company each Plan year and are employees through year-end. The Board of Directors of the Company determines the amount to be contributed from income to the Plan for each year based upon Company performance, historical contribution levels and other factors deemed appropriate by the Board. Company contributions to the Plan are allocated to the accounts of eligible employees pro rata according to each employee's annual compensation, without any variance of such formula for executive officers. Retirement, disability or death benefits under the Plan commence on the earlier of retirement, disability or death of an eligible employee, based upon the employee's Plan account balance. Upon termination of employment for reasons other than retirement, disability or death, rights of eligible employees depend upon their number of years of service to the Company. All executive officers of the Company are currently participating in the Profit Sharing Plan.

         The Company has not entered into any employment contracts or termination of employment and change-in-control arrangements with any officer or employee.

         The foregoing report has been furnished by Arthur F. Doust, W. Burton Lloyd, Robert F. Veh, and Robert W. Woolf, as members of the Compensation Committee of the Board of Directors.

                  Arthur F. Doust           W. Burton Lloyd

                  Robert F. Veh             Robert W. Woolf

STOCK PERFORMANCE GRAPH

         Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Corporation's Common Stock against the cumulative total return of the S & P 500 Stock Index and the Diversified Mfg. Group for the period commencing September 30, 1990, when the Company was first listed on NASDAQ, and ending December 31, 1994.


                               DIVERSIFIED
                              MANUFACTURING
PERIOD COVERED                   GROUP  $                    COMPANY $             S & P 500 $
- --------------                -------------                  ---------             -----------
9/30 to 12/31/90                   107.93                       96.40                 108.96

1/1 to 12/31/91                    132.30                       99.66                 142.16

1/1 to 12/31/92                    143.40                      127.62                 152.98

1/1 to 12/31/93                    174.80                      145.83                 168.41

1/1 to 12/31/94                    180.20                      150.76                 170.63


         Assumes that the value of the investment in Chemi-Trol Chemical Common Stock and each index was $100 on September 30, 1990, and that all dividends were reinvested monthly.

INDEPENDENT AUDITORS

         The firm of Ernst & Young, independent certified public accountants, has audited the records of the Company since 1959. A representative of Ernst & Young will be present at the Annual Meeting to make a statement if he so desires and to respond to appropriate questions. The Board of Directors recommends that the shareholders continue the services of this firm and appoint them to audit the accounts of the Company for the year ended December 31, 1995. Shareholder approval of the Company's independent certified public accountants is not required by the Company's Code of Regulations or otherwise. If the shareholders do not approve this appointment, other certified public accountants will be considered by the Board of Directors.

SHAREHOLDER PROPOSALS FOR 1996 ANNUAL MEETING

         Proposals of shareholders intended to be included in the 1996 Annual Meeting Proxy Statement must be received by the Secretary, Chemi-Trol Chemical Co., 2776 C.R. 69, Gibsonburg, Ohio 43431 no later than February 15, 1996. Decisions about inclusion of such proposals in the proxy statement are subject to the applicable rules and requirements of the Securities and Exchange Commission.

NOMINATIONS FOR THE BOARD OF DIRECTORS MADE BY A SHAREHOLDER

         A nomination must be made by written notice and received by the Secretary not less than 50 days nor more than 75 days prior to the meeting (or if fewer than 60 days' notice or prior public disclosure of the meeting date is given or made to shareholders, not later than the 10th day following the day on which the notice of the date of the meeting was mailed or such public disclosure was made). Such notice of nomination must contain certain information about the proposed nominee and certain information about the shareholder proposing to nominate such person. The Company may also require any proposed nominee to furnish other information reasonably required by the Company to determine the proposed nominee's eligibility to serve as a director. If a person is not nominated in accordance with the foregoing procedures, such person would not be eligible for election as a director.

         The Company received notice pursuant to the above-specified provision that David M. Hudson intends to nominate for election as a director Mr. Bill Hopke of Dominion Resources. Mr. Hudson has not indicated whether he intends to solicit proxies in furtherance of Mr. Hopke's election as a director. Mr. Hudson has also given notice of his intent to request that shareholders be entitled to cumulate their voting power in the election of directors. If Mr. Hudson exercises his right to cumulate his voting power in the election of directors, each shareholder will have the right to cumulate the voting power he or she possesses and to give one candidate as many votes as the number of directors to be elected multiplied by the number of votes he or she is entitled to exercise, or to distribute his or her votes on the same principle among two or more candidates.

         A shareholder must provide written notice of such an intention to bring business before an annual meeting not less than 60 nor more than 90 days prior to the first anniversary of the preceding year's annual meeting (or if the date of the annual meeting is changed by more than 30 days from such anniversary date, not later than the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made). Such notice must contain a description of the business desired to be brought before the meeting and certain information about the shareholder proposing such business. If business is not brought by a shareholder in accordance with the foregoing procedures, such business shall be declared not properly brought before the meeting and shall not be discussed or presented for a vote by shareholders.

OTHER MATTERS

         The Board of Directors does not expect or intend to bring any business before the meeting other than pertaining to the subjects referred to in this Proxy Statement. However, in the event that other business does properly come before the meeting, it is intended that the persons voting such proxies will vote thereon according to their best judgment in the interest of the Company.

                                              By Order of the Board of Directors

                                              Kevin D. Lauck
                                              Secretary

June 15, 1995

                             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS,
      [LOGO]                 The undersigned hereby appoints Arthur F. Doust,
      PROXY                  Robert W. Woolf, and Kevin D. Lauck, as Proxies,
Chemi-Trol Chemical Co.      each with the power to appoint his substitute, and
    2776 C.R. 69             hereby authorizes them to represent and to vote, as
 Gibsonburg, OH 43431        designated below, all the shares of common stock of
                             Chemi-Trol Chemical Co. held of record by the
                             undersigned on June 15, 1995, at the annual meeting of
                             shareholders to be held on July 20, 1995 and any
                             adjournment thereof. THE BOARD OF DIRECTORS RECOMMENDS
                             THAT THE SHAREHOLDERS VOTE FOR PROPOSALS 1 AND 2.

1. PROPOSAL TO ELECT F.J. ROYNON, J.P. SIMCOX AND R.F. VEH as Directors for a term of three years and until their successors are elected and qualifed.

    /  /  FOR all nominees listed above                 /  /  WITHHOLD AUTHORITY
          (except as marked to the contrary below)            to vote for all nominees listed above
    _______________________________________________________________________________________________
    (Instruction: to withhold authority to vote for any individual nominee write that nominee's name in the space provided above)

2.  PROPOSAL TO APPOINT ERNST & YOUNG as the independent auditors of the company to audit the accounts
    of the Company for the year ended December 31, 1995.   /  /  FOR    /  /  AGAINST   /  / ABSTAIN



The Proxies are authorized to use their discretion in voting upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. PROPOSALS 1
AND 2 ARE PROPOSED BY THE COMPANY.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign.
                                           When signing as attorney, as executor, administrator,
                                           trustee or guardian, please give full title as such. If
                                           a corporation, please sign in full corporate name by
                                           President or other authorized officer. If a partnership,
                                           please sign in partnership name by authorized person.


                                           ________________________________________________________
                                           Signature


Dated: ___________________________ 1995    _______________________________________________________
                                           Signature, if held jointly



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